UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21791

Name of Fund: Global Income & Currency Fund Inc. (GCF)

Fund Address: 4 World Financial Center, 6th Floor, New York, New York 10080.

Name and address of agent for service: Justin C. Ferri, Chief Executive Officer, Global Income & Currency Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Report to Stockholders

Global Income & Currency Fund Inc.

Annual Report

December 31, 2009

IQ INVESTMENT ADVISORS

NUVEEN Investments

Global Income & Currency Fund Inc.

Annual Report

December 31, 2009

Investment Advisors

Fund Profile as of December 31, 2009

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	GCF
Initial Offering Date	April 28, 2006
Yield on Closing Market Price as of December 31, 2009 ($14.04)*	5.77%
Current Quarterly Distribution per share of Common Stock**	$0.2025
Current Annualized Distribution per share of Common Stock**	$0.81
*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price as of December 31, 2009. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the twelve-month period:

	12/31/09 (a)	12/31/08	Change (b)	High	Low
Market Price (c)	$14.04	$13.97	0.50%	$14.84	$13.07
Net Asset Value	$15.77	$16.39	(3.78%)	$16.97	$15.51
(a)	For the twelve-month period, the Common Stock of the Fund had a total investment return of 1.90% based on net asset value per share and 6.44% based on market price per share, assuming reinvestment of distributions.

(b)	Does not include reinvestment of dividends.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Notional Exposure by Country †	Percent of Net Assets
United States	78.4%
Turkey	13.4
Mexico	12.9
Poland	12.6
Brazil	12.5
South Africa	12.5
Australia	12.4
Colombia	(1.1)
Chile	(11.7)
Japan	(12.6)
Taiwan	(12.6)

†	This table denotes the notional exposure of Fund investments by country as a percentage of net assets of the Fund. For additional detail on the Fund’s holdings, please refer to the “Schedule of Investments” section included in this report.

2	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

A Summary From Your Fund’s Portfolio Manager (unaudited)

We are pleased to provide you with this stockholder report for Global Income & Currency Fund Inc.

The Fund is advised by IQ Investment Advisors LLC and sub-advised by Nuveen Asset Management.

The investment objective of Global Income & Currency Fund Inc. (the “Fund”) is to provide current income while also seeking total returns. The Fund seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. There can be no assurance that the Fund will achieve its investment objective.

For the year ended December 31, 2009, the Fund had a total investment return as set forth in the table below, based on the change per share in net asset value of $16.39 to $15.77. All of the Fund information presented includes the reinvestment of any dividends or distributions. Distribution information may be found in the Notes to Financial Statements, Note 5.

Period
Fiscal year ended December 31, 2009*	1.90%
Since inception (from 4/28/06) through December 31, 2009*	13.15%

*	Fund performance information is net of expenses.

For more detail with regard to the Fund’s total investment return based on a change in the per share market value of the Fund’s Common Stock (as measured by the trading price of the Fund’s shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

As a closed-end fund, the Fund’s shares may trade in the secondary market at a premium or discount to the Fund’s net asset value. As a result, total investment returns based on changes in the market value of the Fund’s Common Stock can vary significantly from total investment returns based on changes in the Fund’s net asset value.

Andrew Stenwall

Portfolio Manager

February 17, 2010

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009	3

Schedule of Investments as of December 31, 2009	(Percentages shown are based on Net Assets)

Short-Term Securities		Face Amount	Value
Colombia — 7.5%
	Foreign Commercial Paper**
Colombia Government International Bond, 11.75%, 3/01/10	COP	15,075,000,000	$7,452,020
	Total Short-Term Securities in Colombia		7,452,020
Turkey — 15.1%
	Foreign Commercial Paper**
Turkey Government Bond, 10.884%, 4/14/10	TRY	22,676,000	14,878,695
	Total Short-Term Securities in Turkey		14,878,695

Short-Term Securities	Maturity Date	Discount Rate		Face Amount
United States — 78.3%
U.S. Government & Agency Obligations** — 75.2%
Fannie Mae	12/01/10	0.39%	USD	4,000,000	3,986,392
Federal Home Loan Banks	1/13/10	0.06%		3,000,000	2,999,985
Federal Home Loan Banks	1/27/10	0.07%		2,000,000	1,999,974
Federal Home Loan Banks	2/12/10	0.09%		4,600,000	4,599,853
Federal Home Loan Banks	2/18/10	0.20%		8,000,000	7,999,696
Federal Home Loan Banks	2/19/10	0.13%		4,000,000	3,999,848
Federal Home Loan Banks	3/03/10	0.08%		1,500,000	1,499,878
Federal Home Loan Banks	3/12/10	0.21%		3,500,000	3,499,674
Federal Home Loan Banks	3/16/10	0.21%		2,000,000	1,999,802
Federal Home Loan Banks	3/30/10	0.14%		3,000,000	2,999,646
Federal Home Loan Banks	4/19/10	0.37%		2,500,000	2,499,270
Federal Home Loan Banks	4/23/10	0.16%		3,000,000	2,999,091
Federal Home Loan Banks	4/30/10	0.17%		7,000,000	6,997,746
Federal Home Loan Banks	5/12/10	0.17%		4,500,000	4,498,079
Federal Home Loan Banks	6/02/10	0.17%		2,000,000	1,998,758
Federal Home Loan Banks	6/11/10	5.25%		3,000,000	3,066,162
Federal Home Loan Banks	9/17/10	0.37%		7,000,000	6,987,554
Federal Home Loan Banks	12/01/10	0.32%		3,270,000	3,258,875
Freddie Mac	4/12/10	0.15%		3,500,000	3,499,048
U.S. Treasury Bills	2/11/10	0.27%		3,000,000	2,999,889
	Total U.S. Government & Agency Obligations				74,389,220

Short-Term Securities	Shares Held	Value
Mutual Funds — 3.1%
AIM Short-Term Investment Trust — Liquid Assets Portfolio — Institutional Class, 0.12% (a)	3,071,779	$3,071,779
Total Short-Term Securities in the United States		77,460,999
Total Investments (Net Cost — $97,644,827*) — 100.9%		99,791,714
Liabilities in Excess of Other Assets — (0.9%)		(934,006)

Net Assets — 100.0%		$98,857,708

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$97,644,827

Gross unrealized appreciation	$2,148,390
Gross unrealized depreciation	(1,503)

Net unrealized appreciation	$2,146,887

**	Foreign Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown payable at fixed dates or upon maturity. The interest rates shown are rates in effect at December 31, 2009.

(a)	Represents the current yield as of December 31, 2009.

See Notes to Financial Statements.

4	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

Schedule of Investments (concluded)

Forward foreign exchange contracts as of December 31, 2009 were as follows:

Foreign Currency Purchased		Foreign Currency Sold		Settlement Date	Appreciation (Depreciation)
CLP	7,174,440,000	USD	13,957,240	1/08/10	$186,179
USD	13,000,000	CLP	7,174,440,000	1/08/10	(1,143,419)
TRY	18,111,600	USD	12,000,000	1/25/10	82,420
USD	13,672,458	TRY	20,658,080	1/25/10	(108,743)
USD	8,506,198	COP	16,812,500,000	1/29/10	294,965
BRL	21,605,976	USD	12,357,570	2/02/10	(36,539)
PLN	34,180,725	USD	12,500,000	2/03/10	(590,367)
USD	12,500,000	TWD	399,625,000	2/03/10	(155,572)
MXN	164,093,580	USD	12,713,238	2/04/10	(221,538)
USD	12,500,000	CLP	6,216,875,000	2/04/10	232,676
USD	12,500,000	JPY	1,155,962,500	2/05/10	85,988
AUD	13,500,000	USD	12,234,983	2/18/10	(168,725)
ZAR	93,237,480	USD	12,315,732	2/18/10	201,192
Total Unrealized Depreciation on Forward Foreign Exchange Contracts — Net					$(1,341,483)

Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments[1]
	Assets		Assets	Liabilities
Level 1	$3,071,779		—	—
Level 2	96,719,935	[2]	$1,083,420	$(2,424,903)
Level 3	—		—	—
Total	$99,791,714		$1,083,420	$(2,424,903)

[1]	Other financial instruments are forward foreign exchange contracts.

[2]	See above Schedule of Investments for values in each country.

See Notes to Financial Statements.

Currency Abbreviations:

AUD	Australian Dollar	MXN	Mexican New Peso
BRL	Brazilian Real	PLN	Polish Zloty
CLP	Chilean Peso	TRY	Turkish Lira
COP	Colombian Peso	TWD	New Taiwan Dollar
JPY	Japanese Yen	USD	U.S. Dollar
		ZAR	South African Rand

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009	5

Statement of Assets, Liabilities and Capital

As of December 31, 2009

Assets:

Investments in unaffiliated securities, at value (identified cost — $97,644,827)		$99,791,714
Unrealized appreciation on forward foreign exchange contracts		1,083,420
Foreign cash (cost — $494)		504
Interest receivable		742,765
Prepaid expenses		12,169

Total assets		101,630,572

Liabilities:
Unrealized depreciation on forward foreign exchange contracts		2,424,903
Payables:
Dividends to stockholders	$193,147
Investment advisory fees	83,185	276,332

Accrued expenses		71,629

Total liabilities		2,772,864

Net Assets:
Net assets		$98,857,708

Capital:
Common Stock, par value $.001 per share, 100,000,000 shares authorized		$6,270
Paid-in capital in excess of par		105,799,718
Accumulated distributions in excess of investment income — net	$(2,090,119)
Accumulated realized capital losses — net	(5,677,996)
Unrealized appreciation — net	819,835

Total accumulated losses — net		(6,948,280)

Total capital — Equivalent to $15.77 per share based on 6,269,574 shares of Common Stock outstanding (market price — $14.04)		$98,857,708

See Notes to Financial Statements.

6	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

Statement of Operations

For the Year Ended December 31, 2009

Investment Income:

Interest		$3,088,955
Dividends		7,849

Total income		3,096,804

Expenses:

Investment advisory fees	$939,705
Professional fees	84,466
Directors’ fees and expenses	61,827
Custodian fees	41,713
Transfer agent fees	32,049
Repurchase offer	29,072
Accounting services	27,472
Printing and stockholder reports	25,199
Listing fees	23,750
Insurance	15,204
Other	11,451

Total expenses		1,291,908

Investment income — net		1,804,896

Realized & Unrealized Gain (Loss) — Net:

Realized gain (loss) on:
Investments — net	(8,637,045)
Options written — net	128,013
Foreign currency transactions — net	3,213,692	(5,295,340)

Change in unrealized appreciation/depreciation on:
Investments — net	6,113,634
Options written — net	26,873
Foreign currency transactions — net	(1,413,165)	4,727,342

Total realized and unrealized loss — net		(567,998)

Net Increase in Net Assets Resulting from Operations		$1,236,898

See Notes to Financial Statements.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009	7

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2009	2008
Operations:

Investment income — net	$1,804,896	$5,200,827
Realized loss — net	(5,295,340)	(5,406,358)
Change in unrealized appreciation/depreciation — net	4,727,342	(4,776,280)

Net increase (decrease) in net assets resulting from operations	1,236,898	(4,981,811)

Dividends & Distributions to Stockholders:

Investment income — net	—	(6,880,887)
Tax return of capital	(5,145,167)	(2,814,374)

Net decrease in net assets resulting from dividends and distributions to stockholders	(5,145,167)	(9,695,261)

Common Stock Transactions:

Net redemption of Common Stock resulting from a repurchase offer (including $29,698 and $24,314 of repurchase fees, respectively)	(5,391,824)	(6,210,511)

Net Assets:

Total decrease in net assets	(9,300,093)	(20,887,583)
Beginning of year	108,157,801	129,045,384

End of year*	$98,857,708	$108,157,801

* Accumulated distributions in excess of investment income — net	$(2,090,119)	$—

See Notes to Financial Statements.

8	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Year Ended December 31,						For the Period April 28, 2006(a) to December 31, 2006
	2009		2008		2007

Per Share Operating Performance:

Net asset value, beginning of period	$16.39		$18.58		$19.09		$19.10

Investment income — net(b)	.28		.78		1.16		.71
Realized and unrealized gain (loss) — net	(.09	)(c)	(1.52	)(c)	.35	(c)	.30

Total from investment operations	.19		(.74)		1.51		1.01

Less dividends and distributions from:
Investment income — net	—		(1.03)		(2.02)		(.74)
Realized gain — net	—		—		—		(.21)
Tax return of capital	(.81)		(.42)		—		(.03)

Total dividends and distributions	(.81)		(1.45)		(2.02)		(.98)

Offering costs resulting from the issuance of Common Stock	—		—		—		(.04)

Net asset value, end of period	$15.77		$16.39		$18.58		$19.09

Market price per share, end of period	$14.04		$13.97		$17.55		$18.05

Total Investment Return:(d)

Based on net asset value per share	1.90%		(3.06%	)	8.60%		5.48%	(e)

Based on market price per share	6.44%		(12.52%	)	8.49%		(4.76%	)(e)

Ratios to Average Net Assets:

Expenses	1.22%		1.20%		1.16%	(f)	1.19%	(g)

Investment income — net	1.71%		4.35%		5.99%		5.45%	(g)

Supplemental Data:

Net assets, end of period (in thousands)	$98,858		$108,158		$129,045		$140,415

Portfolio turnover(h)	0%		0%		0%		0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Includes repurchase offer fees, which are less than $.01 per share.
(d)

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(e)	Aggregate total investment return.
(f)	In 2007, a reimbursement of expenses in the amount of $10,464 had no impact on expense ratios.
(g)	Annualized.
(h)

Portfolio turnover is calculated based upon long-term investments. All of the securities held in the portfolio have been classified as short-term investments because the maturity dates at the time of acquisition were one year or less, and therefore, the portfolio turnover is zero.

See Notes to Financial Statements.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009	9

Notes to Financial Statements

1. Significant Accounting Policies:

Global Income & Currency Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol GCF. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis.

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure derivative investments as defined below as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money.

In July 2009, the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification”) became the single official source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities & Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the Fund´s financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Debt securities are traded primarily in the over-the-counter (“OTC”) markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. entities.

(c) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase the return of the Fund. Losses may arise due to changes in the value of the contract resulting from an unfavorable price change in the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

The Fund utilizes derivatives to enhance return and management has determined the use of derivative instruments is not designed to hedge security positions. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the

10	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

Notes to Financial Statements (continued)

investments underlying these derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The

Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Derivative instruments utilized by the Fund are defined below and delineated in the Statement of Assets, Liabilities and Capital and the Statement of Operations of the Fund. As the Fund utilized more than one type of derivative in the period covered by this report, the following table summarizes the use of derivative investments in the current period:

Statement of Assets, Liabilities and Capital as of December 31, 2009

Derivatives not accounted for as hedging instruments	Assets	Amount	Liabilities	Amount
Currency Forward Exchange Contracts	Unrealized appreciation on forward foreign exchange contracts	$1,083,420	Unrealized depreciation on forward foreign exchange contracts	$2,424,903

Statement of Operations for the year ended December 31, 2009

Derivatives not accounted for as hedging instruments	Realized gain (loss)	Change in unrealized appreciation (depreciation)
Purchased Currency Options	$(232,375)	$48,400
Written Currency Options	$128,013	$26,873
Currency Forward Exchange Contracts	$3,461,478	$(1,424,904)
•

Forward foreign exchange contracts — The Fund will enter into forward foreign exchange contracts which include, but are not limited to, cash settled currency forward contracts including non-deliverable currency forward contracts. The contracts are marked-to-market daily and any change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. To the extent necessary, certain debt securities will serve as collateral for the Fund’s currency contracts.

•

Options — The Fund will purchase and write call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). When cash is received as collateral for purchased options, the Fund may
pay interest to the option writer. Alternatively, the counterparty may pledge securities as collateral. Written and purchased options are non-income producing investments.

Writing (selling) covered call options subjects the Fund to certain additional risks. The Fund, by writing covered call options, will forgo the opportunity to benefit from potential increases in the value of the equity investments above the exercise prices of the options, but will continue to bear the risk of declines in the value of the equity investments. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the equity securities over time.

The premium received from writing options and amounts available for distribution from the Fund’s options may decrease in declining interest rate environments. The value of the equity investments also may be influenced by changes in interest rates. Higher yielding equity investments and those issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk. A summary of option transactions is found in Note 3, Investments.

(d) Income taxation — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is required. Under the

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009	11

Notes to Financial Statements (continued)

applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

Management has evaluated the tax status of the Fund, and has determined that taxes do not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Portions of the distributions paid by the Fund during the years ended December 31, 2009 and December 31, 2008 were characterized as a tax return of capital.

The distribution declared December 28, 2009, payable March 31, 2010 will be a 2010 taxable event to shareholders.

(g) Reclassifications — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of December 31, 2009 attributable to foreign currency transactions, net operating losses, and non-deductible expenses were reclassified to the following accounts:

Accumulated distributions in excess of net investment income	$(3,895,015)
Accumulated net realized capital losses	$10,559,204
Paid-in capital in excess of par	$(6,664,189)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes.

IQ Advisors has entered into a Subadvisory Agreement with Nuveen Asset Management (“NAM”). Pursuant to the agreement, NAM provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays NAM a monthly fee at an annual rate equal to .40% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, Bank of America and/or ML & Co. or their affiliates.

3. Investments:

There were no purchases or sales of long-term investments for the year ended December 31, 2009. Transactions in options for the year ended December 31, 2009 were as follows:

Put Options Purchased	Number of Contracts	Premiums Paid
Outstanding put options purchased, beginning of year	5,500	$202,813
Options written	5,500	41,250
Options expired	(5,500)	(202,813)
Options closed	(5,500)	(41,250)

Outstanding put options purchased, end of year	—	$—

Call Options Written	Number of Contracts	Premiums Received
Outstanding call options written, beginning of year	5,500	$116,325
Options expired	(5,500)	(116,325)

Outstanding call options written, end of year	—	$—

12	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

Notes to Financial Statements (concluded)

Put Options Written	Number of Contracts	Premiums Received
Outstanding put options written, beginning of year	—	—
Options written	5,500	$11,688
Options expired	(5,500)	(11,688)

Outstanding put options written, end of year	—	$—

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.001 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended December 31, 2009 and December 31, 2008 decreased by 329,977 and 347,344, respectively, as a result of a repurchase offer.

Subject to the approval of the Board of Directors, the Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

With regard to repurchase fees, IQ will reimburse the Fund for the cost of expenses paid in excess of 2% of the value of the shares that are repurchased.

5. Distributions to Stockholders:

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 was as follows:

	12/31/2009	12/31/2008
Distributions paid from:
Ordinary income	—	$6,880,887
Tax return of capital	$5,145,167	2,814,374

Total distributions	$5,145,167	$9,695,261

As of December 31, 2009, the tax components of accumulated losses were as follows:

Capital loss carryforward	$(6,493,973	)*
Unrealized losses—net	(454,307	)**

Total	$(6,948,280)

*	As of December 31, 2009, the Fund had a capital loss carryforward of $6,493,973, of which $3,235,195 expires in 2015, $3,256,006 expires in 2016 and $2,772 expires in 2017. This amount is available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the deferral of post-October currency losses for tax purposes.

6. Subsequent Event:

Management has evaluated all subsequent transactions and events after the balance sheet date through February 26, 2010, the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009	13

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Global Income & Currency Fund Inc.:

In our opinion, the accompanying statement of assets, liabilities and capital, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Income & Currency Fund Inc. (the “Fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2008 and the financial highlights for the two years ended December 31, 2008 and the period ended December 31, 2006 were audited by other independent auditors whose report, dated March 13, 2009, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2010

14	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, (“the Investment Company Act”). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the Investment Company Act (“Offers”). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the fourth quarterly rebalancing date of the current annual period for the currency investments (as described in the Fund’s prospectus); and will be the fourteenth day prior to such exercise date; provided, that in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the exercise date of the call spreads and written call options (the “Repurchase Request Deadline”).

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the “Repurchase Pricing Date”).

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009	15

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which distributions paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a distribution, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the distribution payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the distribution amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the distribution by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: 877-296-3711.

16	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

Directors and Officers

Name	Address & Year of Birth	Position(s) Held With Fund****	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen By Director	Other Public Directorships Held By Director
Non-Interested Directors*
Paul Glasserman	4 World Financial Center, 6th Floor, New York, NY 10080 1962	Director & Chairman of the Board	2006 to present	Professor, Columbia University Business School since 1991; Senior Vice Dean (July 2004 – June 2008); Consultant and Visiting Scholar, Federal Reserve Bank of New York since June 2008.	8	None
Steven W. Kohlhagen	4 World Financial Center, 6th Floor, New York, NY 10080 1947	Director & Chairman of the Audit Committee	2006 to present	Retired financial industry executive since August 2002.	8	Ametek, Inc.
William J. Rainer	4 World Financial Center, 6th Floor, New York, NY 10080 1946	Director	2006 to present	Retired securities and futures industry executive; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 – November 2004); Former Chairman, Commodity Futures Trading Commission.	8	None
Laura S. Unger	4 World Financial Center, 6th Floor, New York, NY 10080 1961	Director & Chairperson of the Nominating & Corporate Governance Committee	2007 to present	JPMorgan Independent Consultant for the Global Analyst Conflict Settlement (2003 – 2009); Commentator, Nightly Business Report since 2005; Senior Advisor, Marwood Group (2005 – 2007); Consultant, Nomura (2008); Regulatory Expert for CNBC (2002 – 2003).	8	CA, Inc. (software), Ambac Financial Group, Inc. and CIT Group Inc. (financial services)***

*	Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

**	Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

***	Ms. Unger became a Director of CIT Group Inc. effective as of January 12, 2010.

****	Chairperson titles are effective January 1, 2009. Prior to this date, the chairpersons were as follows: Mr. William J. Rainer, Chairman of the Board, Mr. Steven W. Kohlhagen, Chairman of the Nominating & Corporate Governance Committee; and Mr. Paul Glasserman, Chairman of the Audit Committee.

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers†
Justin C. Ferri	4 World Financial Center, 6th Floor, New York, NY 10080 1975	President	2009 to present	Justin C. Ferri has been President of IQ Investment Advisors LLC (“IQ”) since 2009 and serves as President of each of IQ’s publicly traded closed-end mutual fund companies. Prior to this role, Mr. Ferri was a Vice President of IQ from 2005 to 2009. In addition, Mr. Ferri has been the President of Merrill Lynch Alternative Investments (“MLAI”) since August 2009 and a Manager of MLAI since June 2008. Mr. Ferri has been registered with the National Futures Association as a principal of MLAI since July 2008. He also serves as Managing Director within the Merrill Lynch Pierce Fenner & Smith Incorporated Global Investment Solutions Group (“MLPF&S” & “GIS” respectively), responsible for heading Alternative Investments. Prior to his role in GIS, Mr. Ferri was a Director in the MLPF&S Global Private Client Market Investments & Origination (“MI&O”) Group, from 2005 to 2007, and before that, he served as a Vice President and Head of the MLPF&S Global Private Client Rampart Equity Derivatives team, from 2004 to 2005. He holds a B.A. degree from Loyola College in Maryland.
James E. Hillman	4 World Financial Center, 6th Floor, New York, NY 10080 1957	Vice President and Treasurer	2007 to present	James E. Hillman has been the Treasurer of IQ since March 2007, where he is also a Vice President. He also serves as the Vice President and Treasurer of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as a Director within MLPF&S & GIS. In addition, Mr. Hillman has served as the Treasurer of Managed Account Advisors LLC since 2006 and as a Vice President of MLAI since 2008. Prior to his role in GIS, Mr. Hillman was a Director in the MLPF&S MI&O Group from September 2006 to 2007. Prior to joining Merrill Lynch, Mr. Hillman served as a Director of Citigroup Alternative Investments Tax Advantaged Short Term Fund, as well as the Korea Equity Fund Inc., in 2006. Prior to that, he was an Independent Consultant from January to September 2006 and prior to that, he was a Managing Director at The Bank of New York, Inc., from 1999 to 2006. He holds a B.S. degree from Fordham University in New York.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009	17

Directors and Officers (concluded)

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers†
Colleen R. Rusch	4 World Financial Center, 6th Floor, New York, NY 10080 1967	Vice President and Secretary	2007 to present	Colleen R. Rusch has been the Chief Administrative Officer and Vice President of IQ since 2007, and serves as Vice President and Secretary of each of IQ’s publicly traded closed-end mutual fund companies. In addition, Mrs. Rusch is a Vice President of MLAI. She also serves as a Director within the Merrill Lynch Pierce Fenner & Smith Incorporated Global Investment Solutions Group, responsible for overseeing the Alternative Investments product and trading platform. Prior to her role in GIS, Mrs. Rusch was a Director in the MLPF&S MI&O Group from 2005 to 2007. Prior to this, Mrs. Rusch was a Director of Merrill Lynch Investment Managers, L.P. from January 2005 to July 2005 and a Vice President from 1998 to 2004. Mrs. Rusch holds a B.S. degree in Business Administration from Saint Peter’s College in New Jersey.
Michelle H. Rhee	4 World Financial Center, 6th Floor, New York, NY 10080 1966	Chief Legal Officer	2009 to present	Michelle H. Rhee has been the Chief Legal Officer of IQ since June 2009. She also serves as the Chief Legal Officer of each of IQ’s publicly traded closed-end mutual fund companies. She has also served as an Associate General Counsel for the Bank of America Corporation since 2004. She holds a B.A. from Smith College and a J.D. from Boston University in Massachusetts.
Robert M. Zakem	2 World Financial Center, 37th Floor, New York, NY 10080 1958	Chief Compliance Officer and Anti-Money Laundering Officer	2009 to present	Robert M. Zakem has been the Chief Compliance Officer (“CCO”) of IQ since June 2009 and CCO of MLAI since April 2009. He also serves as the CCO of each of IQ’s publicly traded closed-end mutual fund companies. He is also a Managing Director within Compliance since March 2009. Prior to his role in Compliance, he was the Head of Products and Platform Supervision and Global Wealth Management - Business Risk Management from 2006 to 2009. Prior to joining Merrill Lynch, Mr. Zakem was an Executive Director at UBS Financial Services, Inc., where he was the Head of Funds Services-US Investment Solutions (2006), an Executive Director, Provider Management - Fund and Annuity Solutions from 2005 to 2006, and Senior Vice President and Chief Administrative Officer, Investment Product Solutions, from 2004 to 2005. He holds a B.S. from the University of Detroit in Michigan, and a J.D. from the University of Wisconsin Law School in Wisconsin.
Jeff E. McGoey	4 World Financial Center, 6th Floor, New York, NY 10080 1976	Vice President	2009 to present	Jeff E. McGoey serves as a Vice President of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as Vice President within MLPF&S & GIS since 2008. Prior to his role in GIS, Mr. McGoey served as a Vice President in Merrill Lynch & Co.’s Corporate Audit Group responsible for coverage of the MLPF&S MI&O Group from 2004 to 2008. He holds a B.A. degree from Rutgers College in New Jersey.
† Officers of the Fund serve at the pleasure of the Board of Directors.
	Custodian			Transfer Agent
	State Street Bank and Trust Company P.O. Box 351 Boston, MA 02101			BNY Mellon Shareowner Services 480 Washington Boulevard Jersey City, NJ 07310

18	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

Privacy Policy

IQ Investment Advisors is a subsidiary of Bank of America and implements the Privacy Policy of Bank of America for the IQ Funds. A copy of the policy is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

Bank of America Privacy Policy for U.S. Consumers 2010

Our privacy commitment to you.

•	Protect Customer Information
•	Inform on use of Customer Information
•	Offer choices on the use of Customer Information and honor your choices
•	Collect, use and process Customer Information respectfully and lawfully

This document includes the following information about how Bank of America manages Customer Information and what actions you can take:

1.	Making the security of information a priority
2.	Collecting information about you
3.	Managing information about you
4.	Honoring your choices
5.	Actions you can take
6.	Steps to protect information about you
7.	Other privacy commitments
8.	Bank of America companies

This policy covers Customer Information, which means personally identifiable information about a consumer or a consumer’s current or former customer relationship with Bank of America. The Bank of America Privacy Policy for U.S. Consumers 2010 is provided to you as required by law and applies to our companies identified in Section 8, Bank of America companies. This policy applies to consumer customer relationships established in the United States and is effective January 1, 2010.

1. Making the security of information a priority

Keeping financial information secure is one of our most important responsibilities. We maintain physical, electronic and procedural safeguards to protect Customer Information. Appropriate employees are authorized to access Customer Information for business purposes only. Our employees are bound by a code of ethics that requires confidential treatment of Customer Information and are subject to disciplinary action if they fail to follow this code.

2. Collecting information about you

We collect and use various types of information about you and your accounts to service your accounts, save you time and money, better respond to your needs, assist us in keeping information up to date, and manage our business and risks. Customer Information is categorized in the following six ways:

A.	Identification Information — information that identifies you, such as name, address, e-mail address, telephone number and Social Security number.

B.	Application Information — information you provide to us on applications and through other means that will help us determine if you are eligible for products you request. Examples include assets, income and debt.

C.	Transaction and Experience Information — information about transactions and account experience, as well as information about our communications with you. Examples include account balances, payment history, account usage and your inquiries and our responses.

D.	Consumer Report Information — information from a consumer report and from insurance support organizations not affiliated with us. Examples include credit score, credit history, and loss and health information.

E.	Information from Outside Sources — information from outside sources other than consumer report information, regarding employment, credit and other relationships that will help us determine if you are eligible for products you request. Examples include employment history, loan balances, credit card balances, property insurance coverage and other verifications.

F.	Other General Information — information from outside sources, such as data from public records, that is not assembled or used for the purpose of determining eligibility for a product or service.

As required by the USA PATRIOT Act, we also collect information and take actions necessary to verify your identification.

3. Managing information about you

Managing information within Bank of America

Bank of America is made up of a number of companies, including our bank, brokerage, mortgage, credit card companies, insurance companies and agencies, and nonfinancial companies, such as our operations and servicing subsidiaries.

Bank of America may share any of the categories of Customer Information among our companies, as permitted by law. For example, sharing information allows us to use information about your ATM, credit card and check card transactions to identify any unusual activity, and then contact you to determine if your card has been lost or stolen.

We occasionally receive medical or health information from a customer if, for example, a customer applies for insurance from us. We do not share medical or health information, including information received from third parties, among our companies, except to maintain or collect on accounts, process transactions, service customer requests or perform insurance functions to the extent permitted by law.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009	19

Privacy Policy (continued)

Managing information with companies that work for us

We may share any of the categories of Customer Information with companies that work for us, including companies located outside the United States. All nonaffiliated companies that act on our behalf and receive Customer Information from us are contractually obligated to keep the information we provide to them confidential, and to use the Customer Information we share only to provide the services we ask them to perform. These companies may include financial service providers, such as payment processing companies, and nonfinancial companies, such as check printing and data processing companies.

In addition, we may share any of the categories of Customer Information with companies that work for us in order to provide marketing support and other services, such as a service provider that distributes marketing materials. These companies may help us to market our own products and services or other products and services that we believe may be of interest to you. Please note that some of our own companies may provide marketing support and other services for us as well.

Sharing information with third parties (for customers with credit cards and Sponsored Accounts)

We may share Identification Information, Transaction and Experience Information, as well as Other General Information we collect about each of your (1) Bank of America credit card account(s) and (2) Sponsored Accounts at Bank of America, with selected third parties.

1.	Credit card account information, whether co-branded or not, may be shared with third parties.

2.	Sponsored Account information may be shared with third parties. Sponsored Accounts are non-credit card accounts or services provided by Bank of America that are also endorsed, co-branded or sponsored by other organizations. Examples of these organizations include colleges, sporting teams, retailers and other affinity organizations, such as charities. Sponsored Accounts may include deposit accounts or other banking services provided by Bank of America, such as a savings account co-branded with a baseball team. You will know whether an account is a Sponsored Account by the appearance of the name or logo of the sponsoring organization on account materials, such as statements and marketing materials.

If you are unsure whether any of your accounts are Sponsored Accounts, please contact 1.888.341.5000.

We may share information about credit cards and Sponsored Accounts with selected third parties, including:

•	Financial services companies (such as insurance agencies or companies and mortgage brokers and organizations with whom we have agreements to jointly market financial products);

•	Nonfinancial companies (such as retailers, travel companies and membership organizations); and

•	Other companies (such as nonprofit organizations).

The sharing of information, as described in this section, is limited to credit card and Sponsored Account information. Please see Section 4, Honoring your choices, to learn more about your opt-out choices.

Disclosing information in other situations

We also may disclose any of the categories of Customer Information to the following third parties, including third parties located outside the United States:

•	To government agencies, self-regulatory organizations and regulatory law enforcement authorities as necessary or required; and

•	As part of the sale, merger or similar change of a Bank of America business; and

•	To other nonaffiliated third parties as requested by you or your authorized representative, or when required or permitted by law.

For example, we may disclose information in the context of an investigation of terrorism, money laundering, fraud prevention or investigation, risk management and security, determining your eligibility for an insurance benefit or payment, and recording mortgages in public records.

Where you have a contractual relationship with a third party in connection with a product or service (such as through an outside investment manager or insurance provider), we may share information in accordance with such arrangement and the handling of information by that party will be subject to your agreement(s) with it. If you have a relationship with us through your employer, such as through your stock option or retirement plan, then we will share plan information with your employer and handle such information in accordance with plan agreements.

In addition, Merrill Lynch, a Bank of America affiliated broker-dealer, has entered into a Protocol with certain other brokerage firms under which your Financial Advisor may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

4. Honoring your choices

You have choices when it comes to how Bank of America shares and uses information.

Please note, if you choose to limit sharing or restrict marketing, you may not learn about beneficial offers.

Sharing among Bank of America companies

You may request that Application Information, Consumer Report Information and Information from Outside Sources not be shared among Bank of America companies.

20	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

Privacy Policy (continued)

For sharing among Bank of America companies, each customer may tell us his or her choice individually, or you may tell us the choice for any other customers who are joint account holders with you.

Direct marketing

You may choose not to receive direct marketing offers — sent by postal mail, telephone and/or e-mail — from Bank of America. Direct marketing offers from us may include information about products and services we believe may be of interest to you. Your choices apply to all marketing offers from us and from companies working for us. To minimize the amount of telephone solicitation our customers receive, Bank of America does not offer nonfinancial products and services through telephone solicitations.

If you elect not to receive direct marketing offers by postal mail, telephone and/or e-mail, please note that we may continue to contact you as necessary to service your account and for other nonmarketing purposes. You may also be contacted by your assigned account representative (for example, Financial Advisor or relationship manager), if applicable. Bank of America may also continue to provide marketing information in your regular account mailings and statements, including online and ATM communications.

Each customer may opt out of each direct marketing option individually. Since marketing programs may already be in progress, it may take up to 12 weeks for your postal mail opt-out to be fully effective. When you opt out of direct marketing by postal mail or telephone, your opt-out will last for five (5) years. After that, you may choose to renew your opt-out for another five-year period.

Sharing information with third parties

If you have a Bank of America credit card or Sponsored Account, you may request that we not share information about these accounts with third parties. If you request that we not share information with third parties, we may still share information:

•	Where permitted or required by law as discussed in Section 3 under Disclosing information in other situations;

•	With our service providers as discussed in Section 3 under Managing information with companies that work for us; and

•	With other financial companies with whom we have joint marketing agreements.

If you have multiple credit cards or Sponsored Accounts, you will need to express your choice for each account separately. When any customer on a joint account requests that we not share with third parties, that choice is applied to the entire account.

5. Actions you can take

You can tell us your choice by:

•	Notifying us at bankofamerica.com/privacy and entering your information on our secure Web site

•	Calling us toll free at 1.888.341.5000

•	Talking to a customer representative at a banking center or to your assigned account representative

You can make sure information is accurate by:

•	Accessing your account information (for example, on a statement or in response to specific requests)

•	Telling us if it is incorrect by calling or writing to us at the telephone number or appropriate address for such changes on your statement or other account materials

6. Steps to protect information about you

Bank of America recommends that you take the following precautions to guard against the disclosure and unauthorized use of your account and personal information:

•	Review your monthly account statements and report any suspicious activity to us immediately.

•	Do not respond to e-mails requesting account numbers, passwords or PINs. Call the institution to verify the legitimacy of the e-mail.

•	Memorize PINs and refrain from writing PINs, Social Security numbers, debit or credit card numbers where they could be found.

•	Shred documents containing any sensitive information before discarding, such as bank statements.

•	Confirm that an Internet site is secure by checking that the URL (Web address) begins with “https”.

•	Review your credit report at least once every year to make sure all information is up to date. For a free copy of your credit bureau report, contact annualcreditreport.com or call 1.877.322.8228.

•

If you think you have been a victim of identity theft or fraud, you may contact the Federal Trade Commission (FTC) to report any incidents and to receive additional guidance on steps you can take to protect yourself. Contact the FTC at ftc.gov/idtheft or 1.877.438.4338.

•	For additional information on protecting your information, please visit bankofamerica.com/privacy.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009	21

Privacy Policy (continued)

Keeping up to date with our Privacy Policy

We may make changes to this policy at any time and will inform you of changes, as required by law. To receive the most up-to-date Privacy Policy, you can visit our Web site at: bankofamerica.com/privacy.

7. Other privacy commitments

This notice constitutes the Bank of America Do Not Call Policy under the Telephone Consumer Protection Act for all consumers and is pursuant to state law. When you talk with Bank of America by telephone your conversation may be monitored or recorded by us.

For information on our online privacy practices, including the use of “cookies,” please see the online policy located on our Web sites.

You may have other privacy protections under state laws, such as Vermont and California. To the extent these state laws apply, we will comply with them with regard to our information practices.

For Nevada residents only.  We are providing you this notice pursuant to state law. You may be placed on our internal Do Not Call List by following the directions in Section 5, Actions you can take. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number- 702.486.3132; e-mail: BCPINFO@ag.state.nv.us. Bank of America, PO Box 25118, FL1-300-02-07, Tampa, Florida 33633-0900; Phone number- 1.888.341.5000; e-mail: Click on “Contact Us” at bankofamerica.com/privacy.

For Vermont and California residents only.  The information sharing practices described above are in accordance with federal law. Vermont and California law place additional limits on sharing information about Vermont and California residents so long as they remain residents of those states.

Vermont:  In accordance with Vermont law, Bank of America will not share information we collect about Vermont residents with companies outside of Bank of America, except as permitted by law, such as with the consent of the customer, to service the customer’s accounts or to other financial institutions with which we have joint marketing agreements. Bank of America will not share Application Information, Consumer Report Information and Information from Outside Sources about Vermont residents among the Bank of America companies, except with the authorization or consent of the Vermont resident.

California:  In accordance with California law, Bank of America will not share information we collect about California residents with companies outside of Bank of America, except as permitted by law, such as with the consent of the customer to service the customer’s accounts, or to fulfill on rewards or benefits. We will limit sharing among our companies to the extent required by applicable California law.

For Insurance Customers in AZ, CA, CT, GA, IL, ME, MA, MN, MT, NV, NJ, NC, OH, OR and VA only.  We may give Insurance Information, which means Customer Information related to insurance transactions, to insurance support companies and other like businesses. Such companies may keep the Insurance Information or give it to others. We may also give Insurance Information to state insurance officials, to law enforcement agencies, to group policyholders about claims experience or to auditors as permitted or required by law. We may disclose health information to decide if you are eligible for coverage, to process claims, to prevent fraud, as authorized by you or as permitted by law.

You may ask for access to the Insurance Information we have about you by writing to Insurance Services, P.O. Box 19702, Irvine, CA 92623-9702, Attn: Data Request. You must describe the type of Insurance Information you want to access and give your full name, address, the insurance company and policy number (if applicable). We will tell you what Insurance Information we have about you. If you want to see the Insurance Information, you may review and copy the Insurance Information in person at our offices or request a copy be mailed to you. You may not see Insurance Information that we deem privileged, such as Insurance Information about claims or litigation. We may charge a fee for mailing the Insurance Information to you.

To correct Insurance Information that we have about you, mail your request as described above. Say why you dispute the Insurance Information. We will tell you of our action with respect to this dispute. You may file a statement with us if you disagree with our decision.

For MA Insurance Customers only.  You may ask in writing the specific reasons for an adverse underwriting decision. An adverse underwriting decision is where we decline your application for insurance; offer to insure you at a higher than standard rate; or terminate your coverage.

8. Bank of America companies

This Privacy Policy applies to all Bank of America entities that utilize the names:

Bank of America

Banc of America

U.S. Trust

Merrill Lynch

Balboa

These entities include Banks and Trust Companies; Credit Card Companies; Brokerage and Investment Companies; Insurance and Annuity Companies; and Real Estate Companies.

In addition, this policy applies to the following Bank of America companies:

Credit Card

Fleet Credit Card Services, L.P.

22	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

Privacy Policy (concluded)

Brokerage and Investments

BACAP Alternative Advisors, Inc.

Columbia Management Advisors, LLC

Columbia Management Distributors, Inc.

Columbia Wanger Asset Management, L.P.

UST Securities Corp.

White Ridge Investment Advisors LLC

Equity Margins Limited

FAM Distributors, Inc.

Financial Data Services Inc.

IQ Investment Advisors Family of Funds

IQ Investment Advisors LLC

Managed Account Advisors LLC

The Princeton Retirement Group, Inc.

Roszel Advisors, LLC.

Insurance and Annuities

General Fidelity Insurance Company

General Fidelity Life Insurance Company

Meritplan Insurance Company

Newport Insurance Company

Real Estate

BAC Home Loans Servicing, LP

Countrywide Home Loans, Inc.

CWB Mortgage Ventures, LLC

HomeFocus Services, LLC

HomeFocus Tax Services, LLC

KB Home Mortgage, LLC

NationsCredit Financial Services Corporation

Please note, you may receive company specific privacy policies from another affiliate within the Bank of America family of companies.

These entities listed include any successor Bank of America entities. For a detailed list of current Bank of America companies that have consumer customer relationships and to which this policy applies, please visit our Web site at bankofamerica.com/privacy.

© 2009 Bank of America Corporation.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009	23

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its stockholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Fund Certification

In May 2009, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

24	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2009

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[IQ Graphic Appears Here]

www.IQIAFunds.com

Global Income & Currency Fund Inc. seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies.

This report, including the financial information herein, is transmitted to stockholders of Global Income & Currency Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Global Income & Currency Fund Inc.

4 World Financial Center, 6th Fl.

New York, NY 10080

#IQGCF — 12/09

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) the audit committee financial expert is independent: (1) Steven W. Kohlhagen.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Global Income & Currency Fund Inc.	$30,000	$30,000	$0	$0	$8,500	$8,500	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Global Income & Currency Fund Inc.	$8,500	$8,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – 0%, 0%

Item 5 –	Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Paul Glasserman Steven W. Kohlhagen William J. Rainer Laura S. Unger

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Nuveen Asset Management (the “Sub-adviser”). The Proxy Voting Policies and Procedures of the Sub-adviser (the “Proxy Voting Policies”) are attached as an Exhibit hereto.

EX.99 ProxyPol

NUVEEN ASSET MANAGEMENT

INVESTMENT ADVISORY ACCOUNTS

PROXY VOTING GUIDELINES

Nuveen Asset Management (“NAM”) serves as investment adviser for client accounts (“Accounts”) investing in municipal bonds and other fixed income securities whose issuers generally do not solicit proxies. In the rare event that such an issuer were to solicit a proxy, NAM would engage an independent third party or proxy voting service to vote such proxy or to determine how the proxy should be voted, whether or not the proxy presented NAM with a material conflict of interest. A member of the NAM’s legal department would oversee the administration of the voting, ensure that records were maintained in accordance with Rule 206(4)-6, and ensure that proxy voting records with respect to an Account were made available to such client as requested.

Amended May 16, 2008

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Mr. Andrew J. Stenwall is responsible for the the day-to-day management of the registrant’s portfolio since 2006.

Mr. Stenwall leads the Sub-adviser’s Taxable Fixed Income Team and is responsible for developing and administering the portfolio strategy of the team. Mr. Stenwall has been a Managing Director of the Sub-adviser since August 2004. Prior to joining the Sub-adviser, Mr. Stenwall served as the Fixed Income Chief Investment Officer for Banc of America Capital Management (“BACAP”) from 2002 through 2004, prior to which he was a Managing Director in charge of BACAP’s taxable fixed income management and the leader of its structured products.

The information provided in the paragraph above pursuant to this Item 8(a)(1) is as of March 8, 2010.

(a)(2) As of December 31, 2009:

(i) Name of Portfolio Manager	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Andrew J. Stenwall	7	0	2574	0	0	0

	$1,294,236,004	$0	$663,247,380	$0	$0	$0

(iv) Potential Material Conflicts of Interest

The Sub-adviser’s Taxable Fixed Income Team’s simultaneous management of the Fund and the other registered investment companies and other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities and Currency Investments (as defined in the Prospectus) orders placed on behalf of the Fund. The Sub-adviser has adopted several policies that address such potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio trades under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time, and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Sub-adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

(a)(3) As of December 31, 2009:

Compensation.

Salary and Cash Bonus. In addition to a salary and other guaranteed compensation, each member of the investment team is eligible to receive an annual cash bonus. The level of these bonuses and year to year changes to base compensation are based upon evaluations and determinations made by Mr. Stenwall for all team members reporting to him, and for all team members, including Mr. Stenwall, upon evaluations and determinations made by the CEO and President of the Sub-adviser’s parent company, Nuveen Investments, Inc. These reviews and evaluations take into account a number of factors, including the effectiveness of the team’s investment strategies, the performance of the accounts for which the team serves as portfolio management relative to any benchmarks established for the accounts (which for the Fund will be Fund’s ability to meet the Fund’s investment objective), the team’s and the individual’s effectiveness in communicating investment performance to shareholders and their representatives, the team’s and the individual’s contribution to the Sub-adviser’s investment process and execution of investment strategies, and the team’s overall assets under management. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives.

Long-term incentive compensation. Each member of the investment team is eligible to receive bonus compensation in the form of equity-based awards comprised of securities issued by Nuveen Investments, Inc. or options thereon, and/or other forms of long-term deferred compensation. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also takes into account the individual’s long-term potential with the firm.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2009, Mr. Stenwall did not beneficially own any stock issued by the Fund.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income & Currency Fund Inc.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer of Global Income & Currency Fund Inc.

Date: February 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer (principal executive officer) of Global Income & Currency Fund Inc.

Date: February 24, 2010

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of Global Income & Currency Fund Inc.

Date: February 24, 2010